Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Stephen Brock, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Public Company Management Corporation on Form 10-QSB for the quarterly period ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Public Company Management Corporation.

Date: February 12, 2007

By: /s/ Stephen Brock
Stephen Brock,
Chief Executive Officer

I, Joshua A. Gottesman, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Public Company Management Corporation on Form 10-QSB for the quarterly period ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Public Company Management Corporation.

Date: February 12, 2007

By: /s/ Joshua A. Gottesman
Joshua A. Gottesman
Chief Financial Officer